Exhibit 99.1

NEWS RELEASE
Contact: Alliance Data Julie Prozeller – Analysts/Investors FTI Consulting 212-850-5721 alliancedata@fticonsulting.com Shelley Whiddon – Media 214-494-3811 shelley.whiddon@alliancedata.com	Barneys New York Beth Orr 212-450-8699 bethorr@barneys.com

ALLIANCE DATA ACQUIRES BARNEYS NEW YORK
PRIVATE LABEL CREDIT CARD PORTFOLIO
Alliance Data Signs Long-Term Agreement with Leading Specialty Retailer to
Provide Private Label Card and Loyalty Marketing Services

DALLAS, April 9, 2013 -- Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced its Retail Services business has signed a long-term agreement to provide private label credit card services for Barneys New York (www. barneys.com), one of the country’s preeminent luxury retailers. Barneys New York was founded in 1923 and has grown into an internationally recognized luxury retailer with locations across the country, including flagship stores in New York, Los Angeles, Chicago and San Francisco, along with a strong online presence through barneys.com which ships to over 140 countries.

Alliance Data will provide a full suite of credit and marketing services for the Barneys Credit Card, including management of its existing My Barneys Bag loyalty program. Designed to offer meaningful benefits to the elite Barneys cardmember, My Barneys Bag engages cardmembers with exclusive rewards and benefits which reflect the differentiated and exclusive nature of the Barneys brand.  Alliance Data will also leverage its advanced analytics capabilities to further support one-to-one relevance and value to esteemed cardmembers, as well as development of strategies related to the Barneys credit card across all of Barneys retail channels.

“Alliance Data’s retail heritage, exceptional customer care practices, and proven credit and marketing tools were key factors in our decision to partner with them,” said Daniella Vitale, COO of Barneys New York. “Through this credit card program, we look forward to further enhancing brand affinity and driving long-term loyalty among our valued customers. In addition, the proceeds from this transaction were used to further reduce our debt, allowing us to invest capital in strategic growth areas for the company which is consistent with the vision of our new owners.”

“We are thrilled to welcome Barneys, one of the world’s most unique multi-brand luxury retailers, as a new partner,” added Melisa Miller, president of Alliance Data Retail Services. “We are excited to deliver a comprehensive approach that not only builds on the best practices previously established by Barneys’ existing program, but also further reinforces Barneys’ commitment to delivering premium levels of customer care. Additionally, Alliance Data is confident that our multichannel expertise, combined with our unique data and analytics capabilities, will help Barneys meet its overall brand sales while delivering a cardmember experience that is second to none.”

About Barneys New York

BARNEYS NEW YORK (Barneys) is a luxury specialty retailer renowned for having the most discerning edit from the world’s top designers, including women’s and men’s ready-to-wear, accessories, shoes, jewelry, cosmetics, fragrances, and gifts for the home. Barneys' signature sense of wit and style is manifested in its creative advertising campaigns, original holiday themes, and celebrated window displays. Founded as a men's retailer in 1923 in downtown Manhattan, it became an international arbiter of high style for both women and men in the 1970s, renowned for discovering and developing new and innovative design talent. Today, Barneys New York operates flagship stores in New York City, Beverly Hills, Chicago, Seattle, Boston, San Francisco, Las Vegas, and Scottsdale along with a preeminent luxury online store, Barneys.com, as well as 25 other stores and outlets across the United States.

For more information about Barneys New York, please visit www.Barneys.com.

About Alliance Data Retail Services

Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with over 100 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedata.com.

About Alliance Data

Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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